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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2003


                              TELEFLEX INCORPORATED
               (Exact name of registrant as specified in charter)



         DELAWARE                       1-5353                   23-1147939
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


630 WEST GERMANTOWN PIKE, SUITE 450, PLYMOUTH MEETING, PENNSYLVANIA     19462
           (Address of Principal Executive Offices)                   (Zip Code)



                                 (610) 834-6301
              (Registrant's telephone number, including area code)


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99.1 Certification of President and Chief Executive Officer relating to Form 10-K for period ending December 29, 2002

         99.2 Certification of Chief Financial Officer relating to Form 10-K for period ending December 29, 2002





ITEM 9.     REGULATION FD DISCLOSURE.

            Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         TELEFLEX INCORPORATED




                                               /s/ STEVEN K. CHANCE
                                         ----------------------------------
                                             STEVEN K. CHANCE, ESQUIRE
                                          VICE-PRESIDENT, GENERAL COUNSEL
                                                   AND SECRETARY



DATE:  MARCH 24, 2003








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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1 Certification of President and Chief Executive Officer relating to Form 10-K for period ending December 29, 2002

99.2 Certification of Chief Financial Officer relating to Form 10-K for period ending December 29, 2002